                                                            EXHIBIT 10.10

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO ENACT HEALTH MANAGEMENT SYSTEMS, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.


No. 1996-CS002                                 Warrant to Purchase 20,000 Shares
                                         of Common Stock (subject to adjustment)


                       WARRANT TO PURCHASE COMMON STOCK

                                      of

                        ENACT HEALTH MANAGEMENT SYSTEMS

                           Void after April 1, 2001


     In consideration for certain consulting services rendered, National Jewish Center for Immunology and Respiratory Medicine (the "Warrantholder") is hereby entitled to subscribe for and purchase from ENACT Health Management Systems, a California corporation (the "Company"), at a price of $0.50 per share (such price or such other price as may result from the adjustments specified herein being referred to herein as the "Warrant Price"), payable by cash or check, at any time or from time to time from the date hereof to the earlier of (i) April 1, 2001, or (ii) the closing date of a merger, acquisition or consolidation of the Company into or with another corporation in which the shareholders of the Company shall own less than fifty percent (50%) of the voting securities of the surviving corporation (the "Acquisition"), 20,000 fully paid and nonassessable shares of the Company's Common Stock (the "Shares"), such price and such number of shares being subject to adjustment upon the occurrence of the contingencies set forth in this Warrant.

     Upon delivery of this Warrant, together with executed Notice of Exercise in the form attached hereto as Addendum A and payment of the Warrant Price of the
                            ----------
Shares thereby purchased, at the principal office of the Company or at such other office or agency as the Company may designate by notice in writing to the holder hereof, the Warrantholder shall be entitled to receive a certificate or certificates for the Shares so purchased.

     1.  Exercise of Warrant.
         -------------------

         (a) This Warrant may be exercised, in whole or in part, at any time on or before the earlier of (i) April 1, 2001, or (ii) the closing date of the Acquisition, by the surrender of this Warrant (with the Notice of Exercise in the form attached hereto as Addendum A duly executed) at the principal office of
                            ----------
the Company and through payment to the Company, by cash or check, of the Warrant Price multiplied by the number of Shares then being purchased. The Company shall, within 10 days after such delivery, prepare a certificate for the Shares purchased in the name of the holder of this Warrant, or as such holder may direct (subject to the restrictions upon transfer contained herein and upon payment by such holder hereof any applicable transfer taxes). In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof within a reasonable time and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof within such reasonable time.

         (b)  Net Exercise Rights.  Notwithstanding the payment provisions set
              -------------------
forth in subsection (a) above, the Warrantholder may elect to receive Shares equal to the value (as determined below) of this Warrant by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder the number of Shares determined by use of the following formula:

              X = Y(A-B)
                  ------
                    A


     Where:  X =  the number of Shares to be issued to the Warrantholder.

             Y =  the number of Shares subject to this Warrant.

             A =  the Fair Market Value (as defined below) of one (1) Share.

             B = the Exercise Price per Share (as adjusted to the date of such calculation).

     For purposes of this Section 1(b), fair market value of a Share as of a particular date shall mean:

               (i) If the Company's registration statement under the Securities Act of 1933, as amended (the "Act"), covering its initial underwritten public offering of stock has been declared effective by the Securities and Exchange Commission, then the fair market value of a share shall be the closing price (the last reported sales price, or if not so reported, the average of the last reported bid and asked prices) of the Company's stock as of the last business day immediately prior to the exercise of this Warrant.

               (ii) If such a registration statement has not been declared effective, or if it has been declared effective but the offering is not consummated in accordance with the terms of the underwriting agreement between the Company and its underwriters relating to such registration statement, then as determined in good faith by the Company's Board of Directors upon a review of relevant factors.

     2.  Stock Fully Paid; Reservation of Shares.  All Shares which may be
         ---------------------------------------
issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all preemptive rights, rights of first refusal, taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

     3.  Limitation on Transfer and Exercise.
         -----------------------------------

         (a) The Company need not register a transfer of this Warrant unless the conditions specified in the legend on the front page hereof are satisfied. Subject to the satisfaction of such conditions, any transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, or the office or agency designated by the Company, together with a written assignment of this Warrant substantially in the form of Addendum B hereto duly executed by the Warrantholder or its agent or
        ----------
attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to the conditions set forth in the legend, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of the Shares without having a new Warrant issued.

         (b) Subject to the conditions set forth in the legend, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the

Warrantholder or its agent or attorney. Subject to compliance with this Section 3 as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

         (c) The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section 3.

         (d) The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the warrants.

     4.  Rights, Preferences, Privileges and Restrictions of the Common Stock.
         --------------------------------------------------------------------
The Shares of Common Stock shall have the rights, preferences, privileges and restrictions set forth in the Company's Articles of Incorporation (the "Articles"), as such Articles may be amended from time to time in accordance with their provisions. In the event of a stock split, stock dividend, recapitalization or other event which impacts the outstanding Common Stock, the number of Shares and the Warrant Price shall be adjusted to give effect to such event.

     5.  Notices.
         -------

         (a) Upon any adjustment of the Warrant Price and increase or decrease in the number of Shares purchasable upon the exercise of this Warrant, then, and in each such case, the Company, within thirty (30) days thereafter, shall give written notice thereof to the Warrantholder at the address of such holder as shown on the books of the Company, which notice shall state the Warrant Price as adjusted and the increased or decreased number of Shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation of each.

         (b) In the event that the Company shall propose at any time to effect an Acquisition, the Company shall send to the Warrantholder at least twenty (20) days prior to such Acquisition written notice of the date when the same shall take place. Each such written notice shall be given by first class mail, postage prepaid, addressed to the Warrantholder at the address as shown on the books of the Company for the Warrantholder.

     6.  Miscellaneous.
         -------------

         (a) The Company covenants that it will at all times reserve and keep available, solely for the purpose of issue upon the exercise hereof, a sufficient number of shares of Common Stock to permit the exercise hereof in full. Such shares when issued in compliance with the provisions of this Warrant and the Company's Articles, as amended, will be duly authorized, validly issued, fully paid and nonassessable.

         (b) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the Warrantholder.

         (c) No Warrantholder, as such, shall be entitled to vote or receive dividends or be deemed to be a shareholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder of this Warrant, as such, any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive dividends or subscription rights, or otherwise.

         (d) Receipt of this Warrant by the Warrantholder shall constitute acceptance of and agreement to the foregoing terms and conditions.

         (e) The Company will not, by amendment of its Articles or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

         (f) Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like date and tenor.

         (g) This Warrant shall be governed by the laws of the State of California.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

Dated:  July 18, 1996               ENACT HEALTH MANAGEMENT SYSTEMS



                                    By: /s/ Matthew Sanders
                                        ----------------------------------------
                                        Matthew Sanders, President

                                  ADDENDUM A
                                  ----------

                              NOTICE OF EXERCISE

                    [To be signed upon exercise of Warrant]


     The undersigned holder of the Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, ______________ shares of Common Stock, of ENACT HEALTH MANAGEMENT SYSTEMS, and herewith makes payment of $______________ therefor, and requests that the certificates for such shares be issued in the name of, and delivered to ______________________________ whose address is ______________________________.



Dated:
                                    ____________________________________________
                                    (Signature)


                                    ____________________________________________
                                    (Name)


                                    ____________________________________________
                                    (Address)

                                  ADDENDUM B
                                  ----------

                               FORM OF TRANSFER
                               ----------------
                 (To be signed only upon transfer of Warrant)


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________________________________ the right represented by the attached Warrant to purchase ______________________* shares of Common Stock of ENACT HEALTH MANAGEMENT SYSTEMS to which the attached Warrant relates, and appoints ______________________ Attorney to transfer such right on the books of ENACT HEALTH MANAGEMENT SYSTEMS with full power of substitution in the premises.

     Dated: ______________________


                                    ____________________________________________
                                    (Signature must conform in all respects to name of Holder as specified on the face of the Warrant)


                                     ___________________________________________
                                                  (Address)


Signed in the presence of:



__________________________________

*Insert here the number of shares without making any adjustment for additional shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

                                  SCHEDULE A
                                  ----------


WarrantHolder                                Amount of Common Stock        Effective Date of Warrant
-------------                                ----------------------        -------------------------
Flex International Marketing, Ltd;                   20,000                    March 5, 1996

Charles B. Wright, III;                               2,250                    September 6, 1996

Williams  D. Pettit, Jr.;                             4,500                    September 6, 1996

R.D. Merrill Company;                                 9,000                    September 6, 1996